UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2020

Change Healthcare Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38961	82-2152098
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3055 Lebanon Pike, Suite 1000

Nashville, Tennessee 37214

(Address of Principal Executive Offices) (Zip Code)

(615) 932-3000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CHNG	The Nasdaq Stock Market LLC
6.00% Tangible Equity Units	CHNGU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

On April 16, 2020, in connection with a potential private placement of senior unsecured notes by certain wholly-owned subsidiaries of Change Healthcare Inc. (the “Company,” “we,” “our” or “us”), representatives of the Company will be giving a presentation to certain potential investors that includes the following updated information (as well as the information furnished as Exhibit 99.1 to this Current Report, which is incorporated by reference herein) regarding, among other things, the Company’s response to the COVID-19 outbreak and the impacts of the COVID-19 outbreak on the Company and its customers. The Company intends to use the net proceeds from the offering (i) for general corporate purposes, which may include, without limitation, the acquisition of companies or businesses, including the potential acquisition of eRx Network as a result of the Company’s exercise of its option to purchase eRx Network, repayment and refinancing of indebtedness, working capital and capital expenditures and (ii) to pay fees and expenses in connection with the offering.

Impact of COVID-19

Based on preliminary operating results, the Company expects to report revenue and adjusted EBITDA in line with its previously disclosed expectations for the fourth quarter and full year of fiscal 2020. The Company expects to experience more significant impacts to its financial results arising out of the COVID-19 pandemic beginning in the first quarter of fiscal 2021. The foregoing expectations are based upon our estimates and preliminary financial information and our actual results may differ materially from these expectations as a result of the completion of our financial closing procedures for the fourth quarter of fiscal 2020, final adjustments and other developments that may arise between now and the time the financial results for the fourth quarter of fiscal 2020 are finalized, as well as our actual financial results for fiscal 2021.

The information contained in this Item 7.01 to the Company’s Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed filed for any purpose, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, regardless of any general incorporation language in any such filing.

Item 8.01	Other Events.

The Company is hereby filing the following information regarding its business, which information should be read in conjunction with the other disclosures, including the risk factors, contained in its other filings with the Securities and Exchange Commission, including its reports filed under Section 13(a) of the Securities Exchange Act of 1934, as amended, and its Registration Statement on Form S-4 (No. 333-236234).

Our business has been and may continue to be negatively affected by the ongoing COVID-19 pandemic and any future outbreaks of disease.

Our operations have and continue to be affected by the ongoing global COVID-19 pandemic and the resulting volatility and uncertainty it has caused in the U.S. and international markets. On January 30, 2020, the World Health Organization (the “WHO”) announced a global health emergency because of COVID-19, the novel coronavirus disease that originated in Wuhan, China, and the risks to the international community as the virus spread globally beyond its point of origin. In March 2020, the WHO declared the COVID-19 outbreak a pandemic and recommended containment and mitigation measures worldwide. On March 13, 2020, President Trump declared a National Emergency relating to the disease. The widespread infection in the U.S. and abroad has caused significant volatility and uncertainty in U.S. and international markets, which could result in a prolonged economic downturn that has disrupted and is expected to continue to disrupt our business.

National, state and local authorities have recommended social distancing and imposed or are considering quarantine, shelter-in-place, curfew and similar isolation measures, including government orders and other restrictions on the conduct of business operations. Such measures have had adverse impacts on the U.S. and foreign economies of uncertain severity and duration and have and may continue to negatively impact our ongoing operations, including our revenue and supply chain. For example, a portion of our business is tied to overall volumes of activity in the healthcare system, and as a result of the significant reduction, or in some cases elimination, of elective medical procedures and healthcare visits, without a corresponding increase in COVID-19 related transactions, we have seen a significant temporary decline in transactions across our medical and dental networks. In addition, for a portion of our technology-enabled services business we get paid on a contingency basis based on collections, which has also been impacted by a delay in elective procedures.

As a result of the ongoing COVID-19 outbreak, we and several of our business partners have transitioned the majority of our workforce to a temporary remote working model, which may result in us experiencing lower work efficiency and productivity, which in turn may adversely affect our business. As our employees and our business partners’ employees work from home and access our system remotely, we may be subject to heightened security and privacy risks, including the risks of cyber attacks and privacy incidents. Additionally, we have a limited number of employees who continue to work in our facilities or perform services at our customers’ facilities who may be subject to heightened risks for COVID-19 exposure thus potentially impacting their health and future worker compensation claims against us. We may also be subject to lawsuits from employees and others exposed to COVID-19 at our facilities, which could involve large demands and substantial defense costs. Our professional and general liability insurance may not cover all claims against us. Furthermore, if any of our employees are unable to perform his or her duties for a period of time, including as the result of illness, our results of operations or financial condition could be adversely affected. Finally, the widespread pandemic has caused and is expected to continue to cause significant disruption of global financial markets, which may reduce or impair our ability to access capital (or access capital on terms that would be consistent with our expectations) temporarily during this period.

While the COVID-19 outbreak may provide us with new business opportunities, including supporting customers offering novel telemedicine, telehealth, and data and analytics products and solutions, we may experience compliance and related business development risks associated with these new business opportunities if customers request, and we attempt to offer, these products and solutions on an expedited basis in support of COVID-19 efforts.

We cannot reasonably estimate the length or severity of the COVID-19 pandemic or the related response, including the length of time it may take for normal economic and operating conditions to resume or the extent to which the disruption may materially impact our business, consolidated financial position, consolidated results of operations or consolidated cash flows. To the extent the COVID-19 pandemic adversely affects our business, operations, financial position or consolidated cash flows, it may also have the effect of heightening many of the other risks described in the other disclosures, including the risk factors, contained in its other filings with the Securities and Exchange Commission, including its reports filed under Section 13(a) of the Securities Exchange Act of 1934, as amended, and its Registration Statement on Form S-4 (No. 333-236234), such as those relating to our level of indebtedness, our need to generate sufficient cash flows to service our indebtedness and our ability to comply with the covenants contained in the agreements that govern our indebtedness.

Forward-Looking Statements

This current report contains “forward-looking statements” within the meaning of federal securities laws. Any statements made in this current report that are not statements of historical fact, including statements about our beliefs and expectations, are forward-looking statements. Forward-looking statements include information concerning the Company’s business operations in light of the COVID-19 pandemic. These statements often include words such as “anticipate,” “expect,” “suggest,” “plan,” “believe,” “intend,” “estimate,” “target,” “project,” “should,” “could,” “would,” “may,” “will,” “forecast,” “outlook,” “potential,” “continues,” “seeks,” “predicts,” and the negatives of these words and other similar expressions. Forward-looking statements involve known and unknown risks, uncertainties, including factors disclosed in the Registration Statement on Form S-4 (No. 333-236234) in the section entitled “Risk Factors,” and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Given these uncertainties, you should not place undue reliance on any forward-looking statements in this current report. All forward-looking statements are based on information currently available to the Company and are qualified in their entirety by this cautionary statement. The statements herein speak only as of the date such statements were first made. Except to the extent required by law, the Company assumes no obligation to update any such forward-looking statements or other statements included in this current report.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Company slides related to COVID-19.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 16, 2020	CHANGE HEALTHCARE INC.

	By:	/s/ Fredrik Eliasson
	Name:	Fredrik Eliasson
	Title:	Executive Vice President and Chief Financial Officer